SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                        DREYFUS VARIABLE INVESTMENT FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     _________________________
(2)  Aggregate number of securities to which transaction applies:
     ________________________
(3) Per unit price or other underlying value of transaction computed pursuant to ExchangeAct Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     __________________________________________________________________________
(4)  Proposed maximum aggregate value of transaction:
     _______________________________
(5)  Total fee paid:___________________________________________________________

[ ]  Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:____________________________
(2)  Form, schedule or registration statement no.:____________
(3)  Filing party:______________________________________
(4)  Date filed:_______________________________________

                        DREYFUS VARIABLE INVESTMENT FUND
                             SPECIAL VALUE PORTFOLIO

                 ----------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                 ----------------------------------------------

To the Shareholders:

     A Special Meeting of Shareholders of the Special Value Portfolio (the "Portfolio") of Dreyfus Variable Investment Fund (the "Fund"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Tuesday, September 10, 2002 at 3:30 p.m., for the following purposes:

     1. To approve a new Sub-Investment Advisory Agreement between The Dreyfus Corporation and Jennison Associates LLC.

     2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Shareholders of record at the close of business on June 28, 2002 will be entitled to receive notice of and to vote at the meeting.

     Shares of the Portfolio have been offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies"). Portfolio shares held in separate accounts which are attributable to the Policies will be voted by the respective insurance company in accordance with instructions received from the owners of the Policies. This Notice of Special Meeting of Shareholders and the accompanying proxy statement and voting instruction form are being delivered to Policy owners so that they may instruct their insurance company as to the manner in which the Portfolio shares held by their Policies should be voted at the meeting.

                                            By Order of the Board



                                            Michael A. Rosenberg
                                            Secretary

New York, New York
July 5, 2002

                        DREYFUS VARIABLE INVESTMENT FUND
                             SPECIAL VALUE PORTFOLIO

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON TUESDAY, SEPTEMBER 10, 2002

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus Variable Investment Fund (the "Fund"), on behalf of its series, Special Value Portfolio (the "Portfolio"), to be used at the Special Meeting of Shareholders of the Portfolio to be held on September 10, 2002 at 3:30 p.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on June 28, 2002 are entitled to receive notice of and to vote at the meeting. Shareholders are entitled to one vote for each Portfolio share held and fractional vote for each fractional Portfolio share held. Holders of Initial shares and Service shares will vote together on the proposal. As of June 5, 2002, 3,141,533 shares of the Portfolio's beneficial interests were issued and outstanding.

     It is estimated that proxy materials will be mailed to shareholders of record on or about July 5, 2002. The Fund's principal executive offices are located at 200 Park Avenue, New York, New York 10166. COPIES OF THE PORTFOLIO'S MOST RECENT ANNUAL REPORT IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144,
ATTENTION: INSTITUTIONAL SERVICING, OR BY CALLING TOLL-FREE 1-800-554-4611.

     Shares of the Portfolio have been offered only to separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies"). As the owner of all of the assets held in such separate accounts, the Participating Insurance Companies are the record owners of the Portfolio's shares. However, pursuant to applicable laws, Portfolio shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies ("Policyowners"). Participating Insurance Companies have agreed to solicit instructions from Policyowners holding Portfolio shares in the relevant separate account as of June 28, 2002 and to vote by proxy the shares at the meeting according to such instructions. To be effective, voting instructions must be received by Participating Insurance Companies prior to the close of business on September 9, 2002. Such instructions may be revoked at any time prior to the meeting by written notice of revocation or another voting instructions form delivered to the relevant Participating Insurance Company.

     Participating Insurance Companies will vote by proxy (i) Portfolio shares as to which no timely instructions are received, (ii) Portfolio shares owned exclusively by the relevant Participating Insurance Company or its affiliates and (iii) Portfolio shares held in the separate account representing charges imposed by the relevant Participating Insurance Company against the separate account for or against the proposal in the same proportion as the voting instructions received from Policyowners. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

                  PROPOSAL 1: SUB-INVESTMENT ADVISORY AGREEMENT
                       BETWEEN THE DREYFUS CORPORATION AND
                             JENNISON ASSOCIATES LLC

INTRODUCTION

     The Dreyfus Corporation ("Dreyfus") currently serves as the Portfolio's investment adviser pursuant to an Investment Advisory Agreement, dated August 24, 1994, as amended, January 31, 1997 (the "Advisory Agreement"), with the Fund pursuant to which Dreyfus provides the day-to-day management of the Portfolio's investments. The Advisory Agreement was last approved by shareholders of the Portfolio on January 31, 1997 and most recently renewed by the Board on March 4, 2002. Under the Advisory Agreement, the Portfolio pays Dreyfus an advisory fee at an annual rate of 0.75% of the value of the Portfolio's average daily net assets.*

--------
* Portfolio fees and expenses do not reflect any fees or charges imposed by Participating Insurance Companies under their Policies.


     It is proposed that Dreyfus enter into a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") with Jennison Associates LLC ("Jennison"), pursuant to which Jennison would serve as the Portfolio's sub-investment adviser and provide day-to-day management of the Portfolio's investments under the supervision of Dreyfus. Under the proposed arrangement, Dreyfus would pay Jennison, out of the fee Dreyfus receives from the Portfolio, a sub-advisory fee at the annual rate of 0.50% of the value of the Portfolio's average daily net assets up to $300 million and 0.45% of the value of such assets over $300 million. IF APPROVED BY SHAREHOLDERS, THE PROPOSED ARRANGEMENT WILL NOT INCREASE THE ANNUAL RATE OF ADVISORY FEES PAID BY THE PORTFOLIO.

     At a meeting held on May 20, 2002, the Fund's Board, including a majority of the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund, (i) approved the entry by Dreyfus into the Sub-Advisory Agreement with Jennison, and
(ii) directed that the Sub-Advisory Agreement be submitted to Portfolio shareholders at this meeting.

DESCRIPTION OF THE ADVISORY AGREEMENT

     Under the terms of the Advisory Agreement, Dreyfus provides investment management to the Portfolio in accordance with its investment objectives and policies, subject to the authority of the Fund's Board under Massachusetts law. In connection therewith, Dreyfus obtains and provides investment research and supervises the Portfolio's investments and conducts (or, if the Sub-Advisory Agreement is approved, will supervise) a continuous program of investment, evaluation and, if appropriate, sale and reinvestment, of the Portfolio's assets. In addition, Dreyfus supplies office facilities (which may be in its own offices), data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; prepares reports to shareholders, tax returns, reports to and submits filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities; calculates the net asset value of the Portfolio's shares; and generally assists in all aspects of the Portfolio's operations. During the fiscal year ended December 31, 2001, $343,238 in advisory fees for the portfolio was payable to Dreyfus, of which $4,099 was waived by Dreyfus, resulting in $339,139 in advisory fees being paid to Dreyfus by the Portfolio.

     Dreyfus bears all expenses in connection with the performance of its services under the Advisory Agreement and will pay the sub-investment advisory fee to Jennison if the Sub-Advisory Agreement is approved. All other expenses incurred in the operation of the Fund (other than those to be borne by Jennison or any other Fund portfolio's sub-investment adviser) are borne by the Fund, except to the extent specifically assumed by Dreyfus. The expenses borne by the Fund include, without limitation: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus, Jennison or any other portfolio's sub-investment adviser or any of their affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to a particular Fund portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the Fund's portfolios on the basis determined by the Fund's Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

     The Advisory Agreement provides that neither Dreyfus nor, if approved by shareholders, Jennison shall be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, except for any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or reckless disregard in the performance of their obligations and duties under the Advisory Agreement or the Sub-Advisory Agreement, as applicable.

     The Advisory Agreement may be terminated as to the Portfolio without penalty, (i) on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares, or (ii) upon not less than 90 days' notice, by Dreyfus. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

DESCRIPTION OF THE SUB-ADVISORY AGREEMENT

     Under the terms of the proposed Sub-Advisory Agreement, Jennison, subject to the supervision and approval of Dreyfus, would provide investment management to the Portfolio, as well as statistical information with respect to the investments which the Portfolio may hold or contemplate purchasing. In connection therewith, Jennison will supervise the Portfolio's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets. Under the proposed Sub-Advisory Agreement, Dreyfus (and NOT the Portfolio) is responsible for paying the sub-advisory fee to Jennison.

     Jennison will bear all expenses in connection with the performance of its services under the Sub-Advisory Agreement. All other expenses incurred in the operation of the Fund (other than those borne by Dreyfus) will be borne by the Fund, except to the extent specifically assumed by Jennison. The expenses borne by the Fund are listed above under "Description of the Advisory Agreement."

     The Sub-Advisory Agreement would provide that Jennison shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or Dreyfus in the matters to which the Sub-Advisory Agreement relates, except for a loss resulting from Jennison's willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard in the performance of its obligations and duties under the Sub-Advisory Agreement.

     The Sub-Advisory Agreement may be terminated without penalty, (i) on 60 days' notice, by Dreyfus, the Fund's Board or by vote of the holders of a majority of the Portfolio's shares, or, (ii) upon not less than 90 days' notice to the Fund and Dreyfus, by Jennison. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement.

     A copy of the Sub-Advisory Agreement in the form being presented for approval, and as approved by the Board, is set forth as Exhibit A to this Proxy Statement.

INFORMATION PERTAINING TO DREYFUS

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Founded in 1947, Dreyfus manages more than $192 billion in 197 mutual fund portfolios. The name of each registered investment company for which Dreyfus acts as investment adviser that has a similar investment objective as the Portfolio, the amount of its net assets and the annual rate of Dreyfus' compensation for services to each such company is set forth on Exhibit B to this Proxy Statement.

     Dreyfus is the primary mutual fund business of Mellon, which is a publicly held global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $610 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of financial services for individuals, businesses and institutions. Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon Bank and Mellon are located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

     Stephen E. Canter is the Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of Dreyfus. The following persons also are directors of Dreyfus: Michael G. Millard, President; Stephen R. Byers, Chief Investment Officer and Vice Chairman; J. Charles Cardona, Vice Chairman; J. David Officer, Vice Chairman; Mandell L. Berman, real estate consultant, residential builder and investor, 29100 Northwestern Highway, Suite 370, Southfield, Michigan 48034; Steven G. Elliott, Senior Vice Chairman, Chief Financial Officer and director of Mellon, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258; David F. Lamere, Vice Chairman of Mellon, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258; Martin G. McGuinn, Chairman, Chief Executive Officer and director of Mellon, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258; Richard W. Sabo, President, Chief Executive Officer and director of Founders Asset Management LLC, 2930 East Third Avenue, Denver, Colorado 80206; and Richard F. Syron, President of Thermo Electron, 81 Wyman Street, Waltham, Massachusetts 02454. The address of persons for whom an address is not listed is 200 Park Avenue, New York, New York 10166.

INFORMATION PERTAINING TO JENNISON

     Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is an indirect, wholly-owned subsidiary Prudential Financial, Inc. ("Prudential"). Jennison is located at 466 Lexington Avenue, New York, New York 10017. Jennison was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. Today, Jennison manages assets using multiple investment styles. Jennison currently manages approximately $62.3 billion for 235 clients. The name of each registered investment company for which Jennison acts as investment adviser or sub-investment adviser that has a similar investment objective as the Portfolio and the amount of its net assets and the annual rate of Jennison's compensation for services to each such company is set forth on Exhibit B to this Proxy Statement.

     The Portfolio contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through one or more affiliates of Jennison. The Fund's Board has adopted procedures in conformity with the 1940 Act to ensure that all brokerage commissions paid to affiliates of Jennison (or Dreyfus) are reasonable and fair. For the fiscal year ended December 31, 2001, the Portfolio paid Prudential Securities, Inc., a wholly-owned subsidiary of Prudential and an affiliate of Jennison, brokerage commissions of $1,372 which amounted to approximately 1.34% of the aggregate brokerage commissions paid by the Portfolio.

     John H. Hobbs is Chief Executive Officer and Director of Jennison. Other directors of Jennison include: Spiros Segalas; Michael A. Del Balso; Karen E. Kohler; Kathleen A. McCarragher; Mary-Jane Flaherty, Gateway Center Three, 15th Floor, 100 Mulberry Street, Newark, New Jersey 07102; Philip N. Russo, Gateway Center Three, 15th Floor, 100 Mulberry Street, Newark, New Jersey 07102; Victor
Y. Sim, 751 Broad Street, 17th Floor, Newark, New Jersey 07102; John R. Strangfeld, 199 Water Street, New York, New York 10292; Kevin C. Uebelein, CIO Office, 6F, 4-4-1, Nihombashi, Hongoku-cho, Chuo-Ku, Tokyo, 103-0021, Japan; Bernard B. Winograd, Eight Campus Drive, 4th Floor, Parsippany, New Jersey 07054. The address of persons for whom an address is not listed is 466 Lexington Avenue, New York, New York 10017.

BOARD CONSIDERATIONS

     In reaching its decision to approve unanimously the Sub-Advisory Agreement and to submit it to shareholders for their approval, the Board considered the following: (1) the nature, quality and scope of the services to be provided to the Portfolio by Dreyfus and Jennison; (2) the representation that there would be no diminution in the scope and quality of the advisory and other services currently provided to the Portfolio; (3) Jennison's investment approach; (4) Jennison's personnel, resources and experience; (5) any ancillary benefits Dreyfus and Jennison may receive from their relationship with the Fund; and (6) that the approval of the Sub-Advisory Agreement will not result in any increase in advisory fees to be paid by the Portfolio, as Jennison will be paid by Dreyfus out of its fees received from the Portfolio. Given that there would be no diminution in the scope and quality of the advisory and other services currently provided to the Portfolio, when taken together with the other factors, the Board approved the Sub-Advisory Agreement and directed that it be submitted to Portfolio shareholders for approval at this meeting.

VOTE REQUIRED AND BOARD MEMBERS' RECOMMENDATION

     Approval of the proposal requires the affirmative vote of (i) 67% of the Portfolio's voting securities present at the meeting, if the holders of more than 50% of the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding voting securities, whichever is less.

   THE FUND'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN
                              DREYFUS AND JENNISON


                             ADDITIONAL INFORMATION

     Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Portfolio's distributor. For the fiscal year ended December 31, 2001, $2,467 was payable to the Distributor by the Portfolio with respect to its Service shares under the Fund's Distribution Plan, of which $2,303 was waived by the Distributor, resulting in $164 being paid to the Distributor by the Portfolio under such plan.

     Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, is the Portfolio's transfer and dividend disbursing agent. For the fiscal year ended December 31, 2001, the Portfolio paid the Transfer Agent $698 in transfer agency fees.

     Certain information about Portfolio share ownership is set forth on Exhibit C to this proxy statement. Information about the Fund's Trustees and officers is set forth on Exhibit D to this proxy statement.

                                  OTHER MATTERS

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

     In the event that a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "for" the proposals in favor of such adjournment, and will vote those proxies required to be voted "against" the proposals against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of at least thirty percent of the Portfolio's outstanding shares entitled to vote at the meeting.

     The Fund's Board is not aware of any other matter which may come before the meeting. However, should any such matter properly come before the meeting, it is the intention of the proxy holders to vote their proxies in accordance with their judgment on such matter.

     The Fund will bear the cost of printing and mailing proxy statements and all other costs involved in this solicitation. In addition to the use of the mails, proxies may be solicited personally, by telephone or facsimile.

     IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE RETURNED PROMPTLY. THEREFORE, POLICYOWNERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE FORM OF VOTING INSTRUCTIONS IN THE ENCLOSED STAMPED ENVELOPE.

Dated:  July 5, 2002

                                                                       EXHIBIT A



                        SUB-INVESTMENT ADVISORY AGREEMENT

                             THE DREYFUS CORPORATION
                                 200 Park Avenue
                            New York, New York 10166

                                                             ___________, 2002



Jennison Associates LLC
466 Lexington Avenue
New York, New York  10017


Dear Sirs:

          As you are aware, Dreyfus Variable Investment Fund (the "Fund"), currently consisting of twelve series, desires to employ the capital of its series named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Series"), by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the Fund's charter documents and in its Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund employs The Dreyfus Corporation (the "Adviser") as its investment adviser pursuant to a written agreement (the "Advisory Agreement"), a copy of which has been furnished to you. The Adviser desires to employ you to act as each Series' sub-investment adviser.

          In connection with your serving as sub-investment adviser to the Series, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. Such person or persons may be officers or employees who are employed by both you and the Fund. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

          Subject to the supervision and approval of the Adviser, you will provide investment management of the Series' portfolio in accordance with the Series' investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect. In connection therewith, you will supervise each Series' investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of such Series' assets. You will furnish to the Adviser or the Fund such statistical information, with respect to the investments which a Series may hold or contemplate purchasing, as the Adviser or the Fund may reasonably request. The Fund and the Adviser wish to be informed of important developments materially affecting any Series' portfolio and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose.

          You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by one or more Series or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund or a Series' security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

          In consideration of services rendered pursuant to this Agreement, the Adviser will pay you, on the first business day of each month, out of the investment advisory fee it receives and only to the extent thereof, a fee at the rate set forth opposite each Series' name on Schedule 1 hereto. Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. The fee for the period from the date following the commencement of sales of a Series' shares (after any sales are made to the Fund's sponsor) to the end of the month during which such sales shall have been commenced or, if a Series is added to this Agreement subsequent to the commencement of sales of such Series shares, for the period from the effective date of this Agreement with respect to such Series to the end of the month in which this Agreement became effective with respect to such Series, shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of date of termination of this Agreement.

          For the purpose of determining fees payable to you, the value of each Series' net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of the Series' net assets.

          You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Series (other than those borne by the Adviser) will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

          The Adviser understands that you now act, and that from time to time hereafter you may act, as investment adviser to one or more investment companies and fiduciary or other managed accounts, and the Adviser has no objection to your so acting, provided that when purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by one or more Series or the size of the position obtainable for or disposed of by one or more Series.

          In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

          You shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series or the Adviser in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

          As to each Series, this Agreement shall continue until the date set forth opposite such Series' name on Schedule 1 hereto (the "Reapproval Date"), and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Series' name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940, as amended) of such Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Series, this Agreement is terminable without penalty (i) by the Adviser upon 60 days' notice to you, (ii) by the Fund's Board or by vote of the holders of a majority of such Series' shares upon 60 days' notice to you, or (iii) by you upon not less than 90 days' notice to the Fund and the Adviser. This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in said Act). In addition, notwithstanding anything herein to the contrary, if the Advisory Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Advisory Agreement terminates.

          If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                         Very truly yours,


                                         THE DREYFUS CORPORATION


                                         By:    ___________________________


                                         Title: ___________________________




Accepted:

JENNISON ASSOCIATES LLC



By: ___________________________________

Title: ________________________________

                                   SCHEDULE 1


                              ANNUAL FEE AS
                              A PERCENTAGE
                               OF AVERAGE
NAME OF SERIES               DAILY NET ASSETS    REAPPROVAL DATE      REAPPROVAL DAY
--------------               ----------------    ---------------      --------------

Special Value Portfolio      *                   (To Be Determined)   (To Be Determined)


-------------------------

* A fee calculated daily and paid monthly based on the Series' average daily net assets, for the preceding month as follows:


                                             ANNUAL FEE AS A PERCENTAGE
     AVERAGE DAILY NET ASSETS                OF AVERAGE DAILY NET ASSETS
     ------------------------                ---------------------------

     $0 to $300 million                      0.50%
     $300 million and over                   0.45%

                                                                       EXHIBIT B

         Listed below, as of March 31, 2002, is each registered investment company for which Dreyfus or Jennison acts as investment adviser or sub-investment adviser that has a similar investment objective as the Portfolio and the amount of each such company's net assets and the annual rate of fees payable to Dreyfus or Jennison for such services by each company. In addition, for certain of these investment companies (as indicated below), Dreyfus has agreed until the end of such company's current fiscal year to waive receipt of its fees and/or assume the expenses of the company (excluding, to the extent applicable, taxes, brokerage commissions, extraordinary expenses, interest expenses, commitment fees on borrowings, shareholder servicing fees and Rule 12b-1 plan fees) to the extent such expenses exceed the indicated percentage of the company's average daily net assets.

DREYFUS

                                              Approximate           Investment Advisory Fee as a
                                                  Net               Percentage of Average Daily         Operating
NAME OF THE FUND                                  ASSETS                   NET ASSETS                   EXPENSES CAP
------------------------------------------------------------------------------------------------------------------------------
Dreyfus America Fund                           $5,632,042            DREYFUS                              N/A
                                                                       0.70%
                                                                     DAIWA INTERNATIONAL CAPITAL
                                                                     MANAGEMENT CORPORATION
                                                                     0.01%

Dreyfus Appreciation Fund, Inc.                 $3,567,071,685       DREYFUS                              N/A
                                                                       0.44% - First $25M
                                                                       0.37% - $25M - $75M
                                                                       0.33% - $75M - $200M
                                                                       0.29% - $200M -$300M
                                                                       0.275% - over $300M
                                                                     FAYEZ SAROFIM & CO.
                                                                       0.11% - First $25M
                                                                       0.18% - $25M - $75M
                                                                       0.22% - $75M-$200M
                                                                       0.26% - $200M-$300M
                                                                       0.275% - over $300M

Dreyfus Growth and Value Funds, Inc.                                                                      N/A
   1.  Dreyfus Aggressive Growth Fund           $22,620,789            0.75%                              1.20%
   2.  Dreyfus Emerging Leaders Fund            $1,419,542,244         0.90%                              N/A
   3.  Dreyfus International Value Fund         $341,283,517           1.00%                              N/A
   4.  Dreyfus Large Company Value Fund         $85,884,946            0.75%                              N/A
   5.  Dreyfus Small Company Value Fund         $312,571,204           0.75%                              N/A
   6.  Dreyfus Premier Future Leaders           $153,663,777           0.90%                              N/A
       Fund
   7.  Dreyfus Premier Growth Fund              $1,764,666             0.75%                              1.25%*
   8.  Dreyfus Premier Strategic Value          $150,884,024           0.75%                              N/A
       Fund
   9.  Dreyfus Premier Structured Midcap        $2,095,128             0.75%                              1.25%*
       Fund
   10. Dreyfus Premier Technology Growth        $1,179,165,774         0.75%                              N/A
       Fund

Dreyfus Growth Opportunity Fund, Inc.           $299,679,983           0.75%                              N/A

Dreyfus International Funds, Inc.                                                                         N/A
   1. Dreyfus Emerging Markets Fund             $426,945,996           1.25%                              N/A

Dreyfus Investment Portfolios                                                                             N/A
   1. Emerging Leaders Portfolio                $24,204,938            0.90%                              1.50%
   2. Emerging Markets Portfolio                $8,704,706             1.25%                              2.00%
   3. Founders Discovery Portfolio              $16,841,207            0.90%                              1.50%
   4. Founders Growth Portfolio                 $31,077,773            0.75%                              1.00%
   5  MidCap Stock Portfolio                    $235,626,371           0.75%                              1.00%
   6. Technology Growth Portfolio               $103,445,788           0.75%                              N/A

The Dreyfus/Laurel Funds, Inc.                                                                            N/A
   1. Dreyfus Disciplined Stock Fund            $2,402,438,104         0.90%                              N/A
   2. Dreyfus Premier Core Equity Fund          $52,515,731            1.10%                              N/A
      (formerly, Dreyfus Tax-Smart
      Growth Fund)
   3. Dreyfus Premier Large Company             $259,397,321           0.90%                              N/A
      Stock Fund (formerly, Dreyfus
      Disciplined Equity Income Fund)
   4. Dreyfus Premier Midcap Stock Fund         $269,837,000           1.10%                              N/A
      (formerly, Dreyfus Disciplined
      Midcap Stock Fund)
   5. Dreyfus Premier Tax Managed               $364,088,363           1.10%                              N/A
      Growth Fund

Dreyfus Premier Equity Funds, Inc.                                                                        N/A
   1. Dreyfus Premier Aggressive Growth         $78,109,591            0.75%                              N/A
       Fund

Dreyfus Premier Opportunity Funds                                                                         N/A
  1.  Dreyfus Premier Micro-Cap                 $58,025,445            1.25%                              N/A
      Growth Fund1
  2.  Dreyfus Premier NexTech Fund2             $101,215,822           1.50%                              N/A
  3.  Dreyfus Small Cap Opportunity             $3,563,180             0.90%                              1.65%
      Fund

The Dreyfus Premier Third Century Fund,         $877,728,422           0.75%                              N/A
Inc.

Dreyfus Premier Value Equity Funds                                                                        N/A
   1.  Dreyfus Premier Value Fund               $155,747,869           0.75%                              N/A

Dreyfus Premier Worldwide Growth Fund,          $1,385,561,514         0.75%                              N/A
Inc.

The Dreyfus Socially Responsible Growth         $757,457,313           0.75%                              N/A
Fund, Inc.

Dreyfus Variable Investment                                                                               N/A
Fund
   1.  Appreciation Portfolio                   $978,136,240         DREYFUS                              N/A
                                                                       0.55% - 0 up to $150M
                                                                       0.50% - $150M up to $300M
                                                                       0.375 % - over $300 M
                                                                     FAYEZ SAROFIM & CO.
                                                                       .20% - 0 up to $150M
                                                                       .25% - $150M up to $300M
                                                                       .375% - over $300M
   2.  Small Cap Portfolio                      $751,051,937           0.75%                              N/A

MPAM Funds Trust
   1.  MPAM Emerging Markets Fund               $97,032,308            1.15%                              1.35%*
   2.  MPAM International Fund                  $451,177,245           0.85%                              1.05%*
   3.  MPAM Large Cap Stock Fund                $1,761,098,246         0.65%                              N/A
   4.  MPAM Mid Cap Stock Fund                  $959,076,896           0.75%                              N/A

JENNISON

                                                                             Investment Advisory Fee as a
                                                  Approximate Net            Percentage of Average Daily
NAME OF THE FUND                                          ASSETS3                        NET ASSETS4
----------------------------------------------------------------------------------------------------------
Prudential Equity Fund, Inc.*                      $1,439,378,207            JENNISON
                                                                             0.250% on first $500M;
                                                                             0.226% on next $500M; and
                                                                             0.203% on balance

The Prudential Series Fund, Inc.
   1.    Equity Portfolio*                         $2,325,712,771            JENNISON
                                                                             0.225%
   2.    Global Portfolio                          $876,065,458              0.375%
   3.    Jennison Portfolio                        $2,203,623,400            0.75% on first $10M;
                                                                             0.50% on next $30M;
                                                                             0.35% on next $25M;
                                                                             0.25% on next $335M;
                                                                             0.22% on next $600M; and
                                                                             0.20% on balance

The Prudential Variable Contract                   $307,336,331              0.20%
Account-10

Prudential World Fund, Inc.
    1.   Prudential Global Growth Fund             $504,132,685              0.375%
    2.   Prudential  Jennison  International       $114,462,699              0.60% on first $300M;
         Growth Fund                                                         0.50% on next $1.5B; and
                                                                             0.45% on balance

Allmerica Investment Trust - Select                $237,952,570              0.45% on first $100M;
Aggressive Growth Fund                                                       0.40% on next $400M; and
                                                                             0.35% on balance

Endeavor Series Trust - Jennison Growth            $36,115,713               0.50% on first $300M; and
Portfolio                                                                    0.45% on balance

Harbor Fund - Harbor Capital Appreciation          $6,805,960,532            0.75% on first $10M;
Fund                                                                         0.50% on next $30M;
                                                                             0.35% on next $25M;
                                                                             0.25% on next $335M;
                                                                             0.22% on next $600M;
                                                                             0.20% on next $4B; and
                                                                             0.25% on balance

Manufacturers Investment Trust - Capital           $53,181,700               0.40% on first $300M; and
Appreciation Trust                                                           0.35% on balance

Oppenheimer Select Managers - Jennison             $8,466,312                0.45% on first $300M; and
Growth Fund                                                                  0.40% on balance

Seasons Series Trust - Focus Growth                $12,020,616               JENNISON
Portfolio*                                                                   0.40%

SunAmerica Style Select Series, Inc.
   1.    Large-Cap Growth Portfolio*               $27,051,693               JENNISON
                                                                             0.30% on first $300M; and
                                                                             0.25% on balance
   2.    Focused Growth Portfolio*                 $384,609,212              JENNISON
                                                                             0.40%

The Preferred Group of Mutual Funds -              $512,916,464              0.75% on first $10M;
Preferred Large Cap Growth Fund                                              0.50% on next $30M;
                                                                             0.35% on next $25M;
                                                                             0.25% on next $335M;
                                                                             0.22% on next $600M; and
                                                                             0.20% on balance

The Prudential Investment Portfolios, Inc.
   1.   Prudential Jennison Growth Fund            $4,484,675,942            0.30% on first $300M; and
                                                                             0.25% on balance
   2.   Prudential Jennison Equity                 $938,900,890              0.30% on first $300M; and
        Opportunity Fund                                                     0.25% on balance

Masters' Select Funds Trust - The Masters'         $95,768,993               JENNISON
Select Equity Fund*                                                          0.75% on first $10M;
                                                                             0.50% on next $30M;
                                                                             0.35% on next $25M;
                                                                             0.25% on next $335M;
                                                                             0.22% on next $600M; and
                                                                             0.20% on balance

Scudder Focus Value Plus Growth Fund*              $60,073,886               0.45% on first $100M;
                                                                             0.40% on next $400M;
                                                                             0.35% on next $500M;
                                                                             0.30% on next $1B; and
                                                                             0.25% on balance

Strategic Partners Opportunity Funds
   1.    Strategic Partners Focused Growth         $113,636,063              JENNISON
         Fund*                                                               0.30% on first $300M; and
                                                                             0.25% on balance
   2.    Strategic Partners New Era Growth         $96,971,388               JENNISON
         Fund*                                                               0.50% on first $1B; and
                                                                             0.40% on balance

The Prudential Series Fund, Inc.
    1.   SP Strategic Partners Focused             $6,356,557                JENNISON
         Growth Portfolio*                                                   0.30% on first $300M; and
                                                                             0.25% on balance
    2.   Jennison 20/20 Focus Portfolio            $89,806,052               Growth Portion:
                                                                             0.30% on first 300M; and
                                                                             0.25% on balance
                                                                             Value Portion:
                                                                             0.375%
    3.   SP Jennison International Growth          $39,828,050               0.60% on first $300M;
         Portfolio                                                           0.50% on next $1.5B; and
                                                                             0.45% on balance
    4.   SP Prudential U.S. Emerging Growth        $40,546,660               0.30%
         Portfolio
    5.   Natural Resources Portfolio               $393,984,892              0.225%
    6.   Value Portfolio*                          $958,589,791              JENNISON
                                                                             0.20%

Prudential 20/20 Focus Fund                        $858,870,097              Growth Portion:
                                                                             0.30% on first 300M; and
                                                                             0.25% on balance
                                                                             Value Portion:
                                                                             0.375% on first $1B; and
                                                                             0.3325% on balance

Strategic Partners Asset Allocation Funds          $87,192,796               JENNISON
- Strategic Partners High Growth Fund*                                       0.30% on first $300M; and
                                                                             0.25% on balance

IDEX Mutual Funds - IDEX Jennison Equity           $95,453,217               0.40% on first $500M; and
Opportunity                                                                  0.35% on balance

Deutshce Investors Funds, Inc. - Growth            $4,114,841                0.48% on first $500M;
Opportunity Fund                                                             0.45% on next $250M; and
                                                                             0.42% on balance

Prudential U.S. Emerging Growth Fund, Inc.         $569,872,912              0.30% on first $1B; and
                                                                             0.261% on balance

Prudential Natural Resources Fund, Inc.            $90,748,639               0.375%

Prudential Sector Funds, Inc.
    1.   Prudential Financial Services             $105,120,689              JENNISON
         Fund*                                                               0.375%
    2.   Prudential Health Sciences                $194,898,336              JENNISON
         Fund*                                                               0.30% on first $300M; and
                                                                             0.25% on balance
    3.   Prudential Technology Fund*               $126,284,672              JENNISON
                                                                             0.375%
    4.   Natural Resources Portfolio               $393,984,892              0.225%

Prudential Small Company Fund, Inc.                $617,213,768              0.455%

Prudential Value Fund*                             $657,330,157              JENNISON
                                                                             0.300% on first $500M;
                                                                             0.238% on next $500M;
                                                                             0.214% on next $500M; and
                                                                             0.191% on balance

* Operating expense caps presented exclude fees paid pursuant to Rule 12B-1 Plans and Shareholder Services Plans.
1    Management fee may vary from 0.45% to 2.05% depending on the fund's performance.
2    Management fee may vary from 0.50% to 2.50% depending on the fund's performance.
3 For multi-manager funds, net assets shown are only assets under Jennison's management, not total fund assets.
4    Based on average daily net assets.
*    Multi-manager fund.

                                                                       EXHIBIT C

     This Exhibit sets forth certain information regarding ownership of Portfolio shares as of March 11, 2002.

     As of June 5, 2002, none of the Fund's directors and officers owned Portfolio shares.

     As of June 2002, the following shareholder was known by the Fund to own of record and beneficially 5% or more of the Portfolio's outstanding voting securities. Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of the Fund's total outstanding shares may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                                                                   Percent of
                       Name and Address                         Portfolio Shares
                        of Shareholder                            Outstanding
   ---------------------------------------------------------- ------------------
   Transamerica Occidental Life Insurance Co., Separate           68.1054%
   Account VA-2L                                              (Initial shares)

                                                                  93.9563%
                                                              (Service shares)


   First Transamerica Life Insurance Co., Separate Account        31.8514%
   VA-2LNY                                                    (Initial shares)

                                                                   6.0310%
                                                              (Service shares)

     The proportionate voting policy described in this proxy statement may result in certain Policyowners' instructions affecting the vote of 5% or more of the Portfolio's total outstanding shares. These particular Policyowners and the percentage of votes which their instructions may affect will depend upon the number of shares attributable to Policyowners that provide instructions and to Policyowners that do not.

                                                                       EXHIBIT D

This Exhibit sets forth certain information about the Fund's Trustees and Officers.

BOARD MEMBERS OF THE FUND1
-------------------------


Name  (Age)                       Principal Occupation
POSITION WITH FUND (SINCE)        DURING PAST 5 YEARS                  OTHER BOARD MEMBERSHIPS AND AFFLIATIONS
--------------------------        -------------------                  ---------------------------------------

Joseph S. DiMartino (58)          Corporate Director and Trustee       The Muscular Dystrophy Association, DIRECTOR
Chairman of the Board (1995)                                           Carlyle Industries, Inc., a button packager and
                                                                       distributor, DIRECTOR
                                                                       Century Business Services, Inc., a provider of
                                                                       outsourcing functions for small and medium size
                                                                       companies, DIRECTOR
                                                                       The Newark Group, a provider of a national market of
                                                                         paper recovery facilities, paperboard mills and
                                                                         paperboard converting plants, DIRECTOR
                                                                       QuikCAT.com, a developer of high speed movement,
                                                                         routing, storage and encryption of data, DIRECTOR

David P. Feldman (62)             Corporate Director and Trustee       59 Wall Street Mutual Funds Group (11 funds),
Board Member (1994)                                                      DIRECTOR
                                                                       The Jeffrey Company, a private investment company,
                                                                         DIRECTOR
                                                                       QMED, a medical devise company, DIRECTOR

James F. Henry (71)               President, CPR Institute for         CPR Institute for Dispute Resolution, PRESIDENT-EMERITUS
Board Member (1990)               Dispute Resolution, a non-profit
                                  organization principally engaged in
                                  the development of alternatives to
                                  business litigation (Retired 2001)

Rosalind Gersten Jacobs(76)       Merchandise and marketing consultant
Board Member (1990)

Dr. Paul A. Marks (75)            President and Chief Executive         Memorial Sloan-Kettering Cancer Center, PRESIDENT
Board Member (1990)               Officer of Memorial Sloan-Kettering    -            EMERITUS
                                  Cancer Center (Retired 1999)         Pfizer, Inc., pharmaceutical company, PRESIDENT-EMERITUS

Dr. Martin Peretz (62)            Editor-in-Chief of The               Academy for Liberal Education, an accrediting
Board Member (1990)               New                      Republic      agency     for colleges and universities certified by
                                  Magazine                               the U.S. Department of Education
                                  Lecturer   in  Social   Studies   at Electronic Newstand, distributor of magazines on
                                  Harvard                                the                       web
                                   University                          Digital Learning Group, LLC., an online
                                  Co-Chairman of TheStreet.com,          Publisher of college textbooks
                                  a
                                  financial daily on the web

Bert W. Wasserman (69)            Financial Consultant                 Malibu Entertainment International, Inc., DIRECTOR
Board Member (1993)                                                    Lillian Vernon Corporation, DIRECTOR
                                                                       PSC, Inc., DIRECTOR

1 None of the Board Members are "interested persons" of the Fund, as defined in the 1940 Act.

OFFICERS OF THE FUND

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000. Chairman of the Board, Chief
     Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000 . Executive Vice President,
     Secretary, and General Counsel of Dreyfus, and an officer of 94 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000. Associate General Counsel of
     Dreyfus, and an officer of 93 investment companies (comprised of 183 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000. Associate General
     Counsel and Assistant Secretary of Dreyfus, and an officer of 94 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000. Associate General
     Counsel of Dreyfus, and an officer of 21 investment companies (comprised of 39 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001. Director - Mutual Fund Accounting of Dreyfus, and an officer of 94 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000. Senior Treasury Manager of
     Dreyfus, and an officer of 35 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since August 1984.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000. Senior Accounting
     Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001. Mutual Funds Tax
     Director of Dreyfus, and an officer of 94 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old and has been an employee of Dreyfus since June 1993.

     The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

                        DREYFUS VARIABLE INVESTMENT FUND
                             SPECIAL VALUE PORTFOLIO

     The undersigned owner of one or more variable annuity contracts or variable life insurance policies (collectively, the "Policies") offered by the indicated insurance company (the "Participating Insurance Company"), hereby instructs the Participating Insurance Company (i) to vote as indicated herein, all of the shares of beneficial interest of the Special Value Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), held in each separate account attributable to the Policies at the close of business on June 28, 2002, and (ii) to appoint Michael A. Rosenberg and Robert R. Mullery, and each of them, the attorneys and proxies of the Participating Insurance Company, with full power of substitution, to vote, as indicated herein, such shares at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, at 3:30 p.m. on Tuesday, September 10, 2002, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                     PLEASE MARK BOXES IN BLUE OR BLACK INK.

1. To approve a new Sub-Investment Advisory Agreement between The Dreyfus Corporation and Jennison Associates LLC.

            |_|  FOR          |_|   AGAINST          |_| ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof.

         VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

                                        By signing below, receipt of the
                                        accompanying Notice of Special Meeting
                                        of Shareholders is hereby acknowledged.

                                        Signature(s) should be exactly as name
                                        or names appearing on this form. If
                                        shares are held jointly, each holder
                                        should sign. If signing is by attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title.


                                        Dated: _________________________, 2002


                                        _______________________________________
                                                  Signature(s)

                                        _______________________________________
                                                  Signature(s)

Sign, Date and Return this Form
Promptly Using the
Enclosed Envelope

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE